Exhibit 10.40
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of June 28, 2024 (this “Amendment”), among MSG LAS VEGAS, LLC, a Delaware limited liability company (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS
A.    WHEREAS, the Borrower is a party to the Credit Agreement, dated as of December 22, 2022, among the Borrower, the Lenders party thereto, and the Administrative Agent (as in effect immediately prior to the date hereof, the “Existing Credit Agreement” and, as amended hereby and as otherwise further amended, supplemented or otherwise modified from time to time hereafter, the “Credit Agreement”).
B.    WHEREAS, the Borrower, the Administrative Agent and the undersigned Lenders wish to make certain amendments to the Existing Credit Agreement as and to the extent set forth herein.
C.    WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.
D.    NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower by the Lenders, the Borrower, the Administrative Agent and the undersigned Lenders hereby agree as follows:
1.    Definitions; Interpretation. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 (Terms Generally) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
2.    Amendments. Effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as of the date hereof as follows:
2.1.    Clause (a) of Section 5.01 of the Existing Credit Agreement is hereby amended by replacing the reference to “June 30” with “December 31”.
2.2.    Clause (h) of Section 5.01 of the Existing Credit Agreement is hereby amended by amending and restating such clause in its entirety as follows:
“(h) on each December 31 prior to the commencement of each fiscal year of the Borrower, (i) a projected balance sheet and related projected statements of income and cash flows as of the end of and for such fiscal year, (ii) the Project Construction Budget for such fiscal year, (iii) the MSG Sphere Operations Budget for such fiscal year, (iv) the projected sources and uses of the construction funding for such fiscal year, (v) the projected COI for such fiscal year showing quarterly detail, and (vi) an explanation of the assumptions used for purposes of preparing such Project Construction Budget and MSG

Sphere Operations Budget and, promptly after the same become available, any material revisions to such Project Construction Budget and MSG Sphere Operations Budget; provided that, on or prior to July 1, 2024, the Borrower shall also provide the MSG Sphere Operations Budget for the period from July 1, 2024, through December 31, 2024;”
2.3.    Section 6.14 of the Existing Credit Agreement is hereby amended by replacing the reference to “June 30” with “December 31”.
2.4.    Schedule 3.06(a) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Annex A hereto.
3.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to each of the other parties hereto that:
(a)    This Amendment to be entered into by the Borrower is within the Borrower’s limited liability company and has been duly authorized by all necessary limited liability company and, if required, membership, beneficial ownership or other equityholder action of the Borrower. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    This Amendment to be entered into by the Borrower (i) does not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect or will be obtained and will be in full force and effect as and when required and (B) filings necessary to perfect Liens created under the Loan Documents, (ii) does not require any consent or approval of any Person party to any agreement or instrument binding upon the Borrower, except such as have been obtained or made and are in full force and effect, including the NBA under the NBA Consent, or will be obtained and will be in full force and effect as and when required, (iii) will not violate any applicable law, including any order of any Governmental Authority, (iv) will not violate the charter, by-laws or other organizational documents of the Borrower, (v) will not violate or result (alone or with notice or lapse of time, or both) in a default under any indenture or other agreement or instrument binding upon the Borrower or any of its assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Borrower, or give rise to a right of, or result in, any termination, cancellation, acceleration or right of renegotiation of any obligation thereunder (other than violations that, singly or in the aggregate, have not had and are not likely to have a Material Adverse Effect), and (vi) except for Liens created under the Loan Documents, will not result in the creation or imposition of any Lien (other than Permitted Encumbrances and Liens described in Sections 6.02(c) and 6.02(d)) on any asset of the Borrower.

(c)    The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date hereof, except, (A) in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct in all material respects on and as of such prior date, (B) for changes in facts and circumstances which do not constitute and are not the result of a Default and (C) that the representations and warranties set forth in Section 3.04 of the Credit Agreement shall be deemed to refer to the date of the most recent statements delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement rather than June 30, 2022.
(d)    As of the date hereof and after giving effect to the terms of this Amendment, no Default or Event of Default has occurred and is continuing.
(e)    This Amendment constitutes a Loan Document.
4.    Conditions Precedent to Effectiveness. The effectiveness of this Amendment as of the date hereof (the “Amendment Effective Date”) is subject to the satisfaction of each of the following conditions precedent:
4.1.    Counterparts. The Administrative Agent shall have received from each party to this Amendment (i) a signed counterpart of this Amendment or (ii) written evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or electronic transmission of a “pdf” copy of a signature by such party of a counterpart hereof) that such party has signed a counterpart of this Amendment.
4.2.    Representations and Warranties. The representations and warranties of the Borrower in this Amendment shall be true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
4.3.    Changes in Corporate Structure. The Borrower shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements delivered pursuant to Section 5.04(a) (Information Regarding Collateral and Other Matters) of the Credit Agreement.
4.4.    Governmental Approvals and Consents. The Borrower shall have obtained all Governmental Approvals and all consents of other Persons, in each case that are necessary as of the date hereof in connection with the transactions contemplated by this Amendment, and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to the Administrative Agent. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the transactions contemplated by the Loan Documents shall be pending on the date hereof.

5.    Reference to and Effect Upon the Credit Agreement and other Loan Documents.
5.1.    Except for the amendments in Section 2 (Amendments) above, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.
5.2.    The execution, delivery and effect of this Amendment shall be limited as written and shall not be deemed to (a) be a consent to any waiver of any term or condition or any amendment or modification of any term or condition of the Credit Agreement (except for the specific amendment set forth in Section 2 (Amendments) above) or any other Loan Document or (b) prejudice any right, power or remedy which the Administrative Agent or the Lenders now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
6.    Acknowledgment, Consent and Reaffirmation of the Borrower. The Borrower hereby consents to this Amendment and hereby confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, and (b) the Liens granted by the Borrower continue to secure the payment of all of the Secured Obligations.
7.    Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The parties hereto agree to electronic contracting and signatures with respect to this Amendment. Delivery of an electronic signature to, or a signed copy of, this Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties hereto to the same extent as the delivery of the manually signed originals and shall be admissible into evidence for all purposes.
8.    Costs and Expenses. Without limiting its obligations under the provisions of the Credit Agreement, the Borrower shall pay all actual and reasonable out-of-pocket fees, charges and disbursements of outside counsel for the Administrative Agent in connection with this Amendment.
9.    GOVERNING LAW. PURSUANT TO THE TERMS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
10.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MSG LAS VEGAS, LLC, as Borrower

By: /s/ David F. Byrnes
Name: David F. Byrnes
Title: Executive Vice President, Chief
Financial Officer and Treasurer

[Signature Page – Amendment No. 1 to MSG Sphere Credit Agreement]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Lender

By: /s/ James G. Millard
Name: James G. Millard
Title: Executive Director

[Signature Page – Amendment No. 1 to MSG Sphere Credit Agreement]